Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 4, 2016 12:01 AM Pacific Time

Incorporation Number: **BC0912924**

Recognition Date and Time: June 13, 2011 02:32 PM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

PROPHECY DEVELOPMENT CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

Delivery Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

Delivery Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Batista, Harald

Mailing Address:
25721 LA LANNE COURT
LOS ALTOS HILLS CA 94022
UNITED STATES

Delivery Address:
25721 LA LANNE COURT
LOS ALTOS HILLS CA 94022
UNITED STATES

Last Name, First Name, Middle Name:
IGATA, MASA

Mailing Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

Delivery Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

Last Name, First Name, Middle Name:
Lee, John

Mailing Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

Delivery Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

Last Name, First Name, Middle Name:
Hall, Greg

Mailing Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

Delivery Address:
1610 - 409 GRANVILLE ST
VANCOUVER BC V6C 1T2
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

April 13, 2010
April 13, 2010
June 14, 2011
June 14, 2011
June 14, 2011

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached